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Exhibit 10.1

                        SECOND AMENDMENT TO SECOND SERIES
                          LEASE AND SECURITY AGREEMENTS

         THIS SECOND AMENDMENT TO SECOND SERIES LEASE AND SECURITY AGREEMENTS (hereinafter designated "Amendment") is made by and between C&G HEALTHCARE AT TALLAHASSEE, L.L.C. ("Tallahassee"), a Delaware limited liability company, C&G HEALTHCARE AT PENSACOLA, L.L.C. ("Pensacola"), a Delaware limited liability company, C&G HEALTHCARE AT TEAY'S VALLEY, L.L.C. ("Teay's Valley"), a Delaware limited liability company, C&G HEALTHCARE AT JOHNSON CITY, L.L.C. ("Johnson City"), a Delaware limited liability company, C&G HEALTHCARE AT HAGERSTOWN, L.L.C. ("Hagerstown"), a Delaware limited liability company (Tallahassee, Pensacola, Teay's Valley, Johnson City, and Hagerstown being hereinafter sometimes individually referred to as a "Tenant" and collectively referred to as the "Tenants"), and NATIONWIDE HEALTH PROPERTIES, INC., a Maryland corporation ("NHP"), and joined herein by BALANCED CARE CORPORATION ("BCC"), a Delaware corporation, and KEVIN L. SHERRY ("Sherry"), an individual, solely for purposes of acknowledging and consenting to this Amendment, based upon the following facts:

                                    Recitals

         A. The Tenants are each owned by Sherry, as sole member. NHP, the Tenants (as individual tenants under separate leases), and/or BCC have previously entered into a series of five (5) transactions, as specifically set forth in Exhibit "A" attached hereto and included herein for all purposes as though fully set forth (hereinafter individually referred to as a "Transaction" and collectively referred to as the "Transactions"), each of which included the purchase, lease, and development of certain tracts or parcels of real property, together with all improvements thereon, all personal property to be leased therewith, and all appurtenances thereto (hereinafter individually referred to as a "Property" and collectively referred to as the "Properties").

         B. As a part of the Transactions, (i) the Properties were each leased from NHP by the applicable Tenant, pursuant to the terms and conditions set forth in a lease and security agreement (hereinafter individually referred to as a "Lease" and collectively referred to as the "Leases"), which Leases were all amended pursuant to the provisions of a First Amendment to Lease and Security Agreements, entered into by and between all the parties hereto and made effective as of the respective execution dates of the Leases; (ii) as additional security for the obligations of Tenants under each respective Lease, BCC entered into working capital assurance agreements with NHP (collectively, the "Capital

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Agreements"), whereby BCC agreed to make working capital loans to the applicable
Tenant, and as further security, NHP is party to deposit pledge agreements (collectively, the "Deposit Agreements") whereby each applicable Tenant pledges a minimum amount of capital as a working capital reserve for its operations;
(iii) each Property has been or is being developed, used, and licensed (by the State in which such Property is located) as an assisted living facility, personal care home, independent living facility, or similar adult care facility (hereinafter individually referred to as a "Facility" and collectively referred to as the "Facilities"), including any applicable ancillary services for independent living, skilled nursing, rehabilitation, or Alzheimer's or dementia care; (iv) Developer, which is a Delaware corporation wholly owned by BCC, acted or is acting as developer of each of the Properties, pursuant to the terms and conditions of development agreements (hereinafter individually referred to as a "Development Agreement" and collectively referred to as the "Development Agreements") entered into by and between Developer and NHP; (v) BCC guaranteed the obligations of Developer under each respective Development Agreement and the completion of all improvements contemplated in such Development Agreements, pursuant to a guaranty agreement with NHP (collectively, the "Development Guaranties"), (vi) each of the Tenants entered into a management agreement with a newly formed subsidiary of BCC, whereby such BCC subsidiary agreed to manage the respective Facility on behalf of the respective Tenant (such BCC subsidiaries being hereinafter collectively referred to as the "Managers"),
(vii) BCC indemnified NHP with respect to possible environmental hazards on each applicable Property by means of environmental indemnification agreements (collectively, the "Environmental Indemnifications"), and (viii) NHP, as applicable, granted rights of first refusal to BCC with respect to any proposed sales of the Properties, by means of right of first refusal agreements (collectively, the "Refusal Agreements").

         C. It has been determined by the parties that it is necessary and desirable to amend each of the Leases in the manner set forth in this Amendment.

                                    Amendment

         NOW, THEREFORE, the parties to this Amendment hereby agree to amend the Leases as follows:

         1. Definitions. All provisions of the Leases, as previously amended, shall remain in full force and effect as if restated herein, except as such provisions may clearly conflict with the terms of this Amendment, and any words or phrases (other than as amended in Section 2 of this Amendment) which are defined terms in

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the Leases shall have the same meaning in this Amendment as such words or phrases have in the Leases.

         2. Amendment of Section 2.1.2 of the Leases. Notwithstanding any other provision of any of the Leases to the contrary, the parties hereto, in their respective capacities as Landlord, Tenant, and/or guarantor under the respective Leases, agree that the current language of Section 2.1.2 of each of the Leases is hereby deleted in its entirety and replaced with the following language:

                  "2.1.2  Post-Construction Minimum Rent.

                                    (i) If the Reset Date occurs prior to April
                  19, 1999, then for the period beginning with the Reset Date and ending at 12:00 P.M. on April 18, 1999, the monthly Minimum Rent with respect to the total of (A) the Land Cost plus (B) all advances under the Development Agreement for Work plus (C) all accrued but unpaid Construction Period Minimum Rent shall be reset at an amount equal to one-twelfth (1/12) of the product of (I) the total of the Land Cost plus such advances made for Work plus accrued but unpaid Construction Period Minimum Rent, times (II) three hundred thirty (330) basis points over the twenty (20) day average 10 year United States Treasury rate in effect on the Reset Date ("Interim Post-Construction Minimum Rent").

                                    (ii) For the period beginning as of the
                  later of the Reset Date or April 19, 1999, the monthly Minimum Rent with respect to the total of (A) the Land Cost plus (B) all advances under the Development Agreement for Work plus (C) all accrued but unpaid Construction Period Minimum Rent plus
                  (D) all accrued but unpaid Interim Post-Construction Minimum Rent shall be reset at an amount equal to one-twelfth (1/12) of the product of (I) the total of the Land Cost plus such advances made for Work plus accrued but unpaid Construction Period Minimum Rent, plus accrued but unpaid Interim Post-Construction Minimum Rent, if any, times (II) the greater of (x) three hundred thirty (330) basis points over the twenty
                  (20) day average 10 year United States Treasury rate in effect on the Reset Date, or (y) ten and 21/100 percent (10.21%) (the sum of the Interim Post-Construction Minimum Rent, if any, plus the Minimum Rent as calculated under this Section 2.1.2(ii) being sometimes collectively referred to herein as "Initial Term Post-Construction Minimum Rent")."

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         This Amendment is made as of June 30, 1999, to be effective with respect to each of the individual Leases as of the date of execution for each such Lease, as set forth in Exhibit "A" hereto.

                                   "NHP"

                                   NATIONWIDE HEATH PROPERTIES, INC., a
                                   Maryland corporation


                                   By:  /s/  Gary E. Stark                (SEAL)
                                   Name:     Gary E. Stark
                                   Title:    Vice President

                                   "Pensacola"

                                   C&G HEALTHCARE AT PENSACOLA, L.L.C.,
                                   a Delaware limited liability company


                                   By:  /s/  Kevin L. Sherry              (SEAL)
                                   Name:     Kevin L. Sherry
                                   Title:    Sole Member and President

                                   "Tallahassee"

                                   C&G HEALTHCARE AT TALLAHASSEE,
                                   L.L.C., a Delaware limited liability company


                                   By:  /s/  Kevin L. Sherry              (SEAL)
                                   Name:     Kevin L. Sherry
                                   Title:    Sole Member and President

                                   "Hagerstown"

                                   C&G HEALTHCARE AT HAGERSTOWN,
                                   L.L.C., a Delaware limited liability company


                                   By:  /s/  Kevin L. Sherry              (SEAL)
                                   Name:     Kevin L. Sherry
                                   Title:    Sole Member and President



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                                   "Johnson City"

                                   C&G HEALTHCARE AT JOHNSON CITY,
                                   L.L.C., a Delaware limited liability company


                                   By:  /s/  Kevin L. Sherry              (SEAL)
                                   Name:     Kevin L. Sherry
                                   Title:    Sole Member and President

                                   "Teay's Valley"

                                   C&G HEALTHCARE AT TEAY'S VALLEY,
                                   L.L.C., a Delaware limited liability company

                                   By:  /s/  Kevin L. Sherry              (SEAL)
                                   Name:     Kevin L. Sherry
                                   Title:    Sole Member and President

                                   ACKNOWLEDGED, AGREED AND CONSENTED TO:

                                   "BCC"

                                   BALANCED CARE CORPORATION,
                                   a Delaware corporation


                                   By:  /s/  Robin L. Barber
                                             Robin L. Barber, Senior Vice
                                             President and Legal Counsel

                                   "Sherry"



                                   /s/  Kevin L. Sherry
                                        KEVIN L. SHERRY




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                                   EXHIBIT "A"
                                       TO
                   AMENDMENT TO LEASE AND SECURITY AGREEMENTS


                               SCHEDULE OF LEASES


Landlord/Tenant                         Name & Location of Facility

NHP/Johnson City                        Outlook Pointe at Johnson City
                                        406 E. Mountain View Road,
                                        Johnson City, 10th Civil District of
                                        Washington County, Tennessee
                                        Lease Execution Date: June 26, 1998

NHP/Hagerstown                          Balanced Care, Hagerstown
                                        1175 Professional Court, Hagerstown,
                                        Washington County, Maryland
                                        Lease Execution Date: June 26, 1998

NHP/Teay's Valley                       Outlook Pointe at Teay's Valley
                                        West Virginia State Route 34,
                                        Lot No. 4, Stonegate Plaza,
                                        Scott Plaza, in or near Teay's Valley,
                                        in the Scott District of Putnam County,
                                        West Virginia
                                        Lease Execution Date: June 26, 1998

NHP/Tallahassee                         Outlook Pointe at Tallahassee
                                        Fleischman Road, Tallahassee,
                                        Leon County, Florida
                                        Lease Execution Date: June 26, 1998

NHP/Pensacola                           Outlook Pointe at Pensacola
                                        2310 Abbie Lane, Pensacola
                                        Escambia County, Florida
                                        Lease Execution Date: June 26, 1998